EXHIBIT 32

                            CERTIFICATION OF OFFICER
                            OF DOVER PETROLEUM, INC.
                           PURSUANT TO 18 USC ss. 1350


Pursuant to section 906 of the  Sarbanes-Oxley  Act of 2002  (subsection (a) and
(b) of Section 1350, Chapter 63 of Title 18, United States Code) the undersigned officer of Dover petroleum, Inc. (the "Company") does hereby certify, to such officer's knowledge, that:

      (a) The quarterly report on Form 10-QSB for the quarter ended June 30, 2004 of the Company fully complies with the requirements of section 13(a) or 15(b) of the Securities Exchange Act of 1934; and

      (b) Information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: 09/07/04

By:
   --------------------------------------------------
Robert Salna, principal executive and financial officer
Chief Executive Officer and Chief Financial Officer